EXHIBIT 99.1

                             SMHL GLOBAL FUND NO. 7

For Distribution Date:  3/9/2005


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
                            Beginning                                                                 Ending          Outstanding
          Original            Period           Principal         Interest            Total            Period           Principal
Class     Balance        Invested Amount     Distribution      Distribution       Distribution    Invested Amount       Balance
-----     -------        ---------------     ------------      ------------       ------------    ---------------     -----------
A-1  USD750,000,000.00  USD713,263,973.14  USD31,078,739.57  USD4,618,384.23  USD35,697,123.80  USD682,185,233.56  USD682,185,233.56

A-2  EUR500,000,000.00  EUR475,509,315.43  EUR20,719,159.72  EUR2,747,255.07  EUR23,466,414.79  EUR454,790,155.71  EUR454,790,155.71

B    AUD 35,100,000.00  AUD 35,100,000.00             $0.00    AUD516,405.62    AUD 516,405.62   AUD35,100,000.00   AUD35,100,000.00


                     Current
                      Pass
       Pool          Through
Class  Factor         Rates*
-----  -----------  ---------

A-1    0.909580311    2.5900%  * Based on a LIBOR of:    2.45000% (Interpolated)
A-2    0.909580311   2.31100%  * Based on a EURIBOR of:  2.17100% (Interpolated)


AMOUNTS PER $1,000 UNIT
                                                              Ending
               Principal       Interest         Total         Period
Class         Distribution   Distribution    Distribution     Balance
-----         ------------   ------------    ------------  -------------

A-1           41.438318972    6.475000006   47.913318978   909.580311878
A-2           41.438318973    5.777500000   47.215818973   909.580311881


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
------------------------------------------------------------------------------------------------------------------
Quarterly
Principal                     Scheduled                                            Insurance
Distribution                  Principal        Prepayments      Liquidations        Proceeds             Total
------------                 ------------    --------------     ------------      ------------      -------------
Class A-1                    2,732,288.24     28,346,450.99             0.00              0.00      31,078,739.23
Per $1000 unit                 3.64305098       37.79526799       0.00000000        0.00000000        41,43831897

Class A-2                    1,821,525.49     18,897,633.99             0.00              0.00      20,719,159.49
Per $1000 unit                 3.64305098       37.79526799       0.00000000        0.00000000        41.43831897
-----------------------------------------------------------------------------------------------------------------

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Collateral
Distributions                  Current Period        Since Inception        Current Period        Since Inception
------------------------     -------------------  --------------------   --------------------  --------------------

Beginning Collateral
   Balance                   AUD 1,852,515,710.40  AUD 1,946,120,086.68   USD 1,324,548,732.94  USD 1,391,475,861.98
-Scheduled Principal
   Payments                     AUD 6,961,943.34     AUD 12,757,601.71       USD 4,977,789.49      USD 9,121,685.22
-Unscheduled Principal
   Payments                    AUD 83,527,239.00    AUD 179,645,453.00      USD 59,721,975.89    USD 128,446,498.90
+Principal Redraws             AUD 11,299,725.42     AUD 19,609,221.51       USD 8,079,303.68     USD 14,020,593.38
-Insurance Proceeds                     AUD 0.00              AUD 0.00               USD 0.00              USD 0.00
-Liquidation Proceeds                   AUD 0.00              AUD 0.00               USD 0.00              USD 0.00
-Realized Losses from
Liquidations                            AUD 0.00              AUD 0.00               USD 0.00              USD 0.00
                            --------------------  --------------------   --------------------  --------------------
Ending Collateral Balance   AUD 1,733,326,253.48  AUD 1,773,326,253.48   USD 1,267,928,271.24  USD 1,267,928,271.24
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------

   Current Period         Since Inception
--------------------   ---------------------


 EUR 1,074,459,112.03  EUR 1,128,749,650.27

     EUR 4,037,927.14      EUR 7,399,408.99

    EUR 48,445,798.62    EUR 104,194,362.74
     EUR 6,553,840.74     EUR 11,373,348.48
             EUR 0.00              EUR 0.00
             EUR 0.00              EUR 0.00

             EUR 0.00              EUR 0.00
--------------------   --------------------
 EUR 1,028,529,227.02  EUR 1,028,529,227.02
-------------------------------------------
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
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Class B Information         Period         Since Inception        Period        Since Inception       Period        Since Inception
--------------------  -----------------  -----------------  ----------------- ----------------- -----------------  -----------------
Outstanding
  Principal Balance
  Class B Notes      AUD 35,100,000.00  AUD 35,100,000.00  USD 25,096,500.00 USD 25,096,500.00  EUR 20,358,000.00  EUR 20,358,000.00
Outstanding
  Invested Amount
  of Class B
  Notes              AUD 35,100,000.00  AUD 35,100,000.00  USD 25,096,500.00 USD 25,096,500.00  EUR 20,358,000.00  EUR 20,358,000.00
Carry Over
  Class B
  Charge Offs                 AUD 0.00           AUD 0.00               0.00               0.00               0.00              0.00
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
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Outstanding Mortgage Information                   Period             Since Inception          Period             Since Inception
--------------------------------            --------------------  ---------------------  --------------------  --------------------
Outstanding Principal Balance -
  Fixed rate housing loans                    AUD 265,404,029.54     AUD 268,280,998.11    USD 189,763,881.12    USD 191,820,913.65
Outstanding Principal
  Balance - Variable rate
  housing loans                             AUD 1,507,922,150.35   AUD 1,677,839,088.57  USD 1,078,164,337.50  USD 1,199,654,948.33
Total Outstanding Principal Balance         AUD 1,773,326,179.89   AUD 1,946,120,086.68  USD 1,267,928,218.62  USD 1,391,475,861.98


       Period               Since Inception
 ---------------------  ---------------------


    EUR 153,934,337.13    EUR 155,602,978.90


    EUR 874,594,847.20    EUR 973,146,671.37
  EUR 1,028,529,184.34  EUR 1,128,749,650.27

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
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Quarterly Interest Collections Waterfall                           AUD                        USD                               EUR
---------------------------------------------------        --------------------       --------------------        -----------------

Interest Collections
Gross Interest Income Received from Mortgages               AUD 29,497,724.19          USD 21,090,872.79          EUR 17,108,680.03
Payments from / (to) Fixed / Floating Swap Provider            (AUD 54,477.65)           (USD 38,951.52)              EUR 31,597.04
Payments from / (to) Currency Swap Provider                (AUD 14,330,095.56)        (USD 10,246,018.33)          EUR 8,311,455.43
Interest Income received from Cash holdings                    AUD 385,949.34             USD 275,953.78             EUR 223,850.62
Principal Draws                                                      AUD 0.00                   USD 0.00                   EUR 0.00
Liquidity Facility Draws                                             AUD 0.00                   USD 0.00                   EUR 0.00
                                                            ------------------        -------------------          ----------------
Net proceeds available for Interest Waterfall               AUD 15,499,100.31          USD 11,081,856.72           EUR 8,989,478.18

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DISTRIBUTION OF INTEREST COLLECTIONS

Trustee's fee and Expenses                                   AUD 3,743,891.47           USD 2,676,882.40           EUR 2,171,457.05
Interest Carryforward paid to A-1                                    AUD 0.00                   USD 0.00                   EUR 0.00
Interest Carryforward paid to A-2                                    AUD 0.00                   USD 0.00                   EUR 0.00
Interest Carryforward paid to A-3                                    AUD 0.00                   USD 0.00                   EUR 0.00
Current Interest due to A-1                                 AUD 14,015,011.88          USD 10,020,733.49           EUR 8,128,706.89
Payments from swap provider due to A-1                      (AUD 7,555,733.24)         (USD 5,402,349.26)          EUR 4,382,325.28
Current Interest due to A-2                                 AUD 11,511,009.00           USD 8,230,371.44           EUR 6,676,385.22
Payments from swap provider due to A-2                      (AUD 6,774,362.33)         (USD 4,843,669.06)          EUR 3,929,130.15
Interest Carryforward paid to Class B                                AUD 0.00                   USD 0.00                   EUR 0.00
Current Interest due to Class B                                AUD 516,405.62             USD 369,230.02             EUR 299,515.26
Other                                                                AUD 0.00                   USD 0.00                   EUR 0.00
Deposit into Cash Collateral Account                                 AUD 0.00                   USD 0.00                   EUR 0.00
Reimbursement of Principal Draws                                     AUD 0.00                   USD 0.00                   EUR 0.00
                                                            -----------------         -------------------          -----------------
Total Distributions of Interest Collections                 AUD 15,456,222.41          USD 11,051,199.02           EUR 8,964,609.00
------------------------------------------------------------------------------------------------------------------------------------

Outstanding Deferred Management Fees                            AUD 42,877.90              USD 30,657.70              EUR 24,869.18
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                                  Page 1 of 2
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Quarterly Principal Collections Waterfall                     AUD                            USD                          EUR
-----------------------------------------------------       ------------------         ------------------         ------------------

Principal Collections
Principal Collections from outstanding mortgage loans       AUD 90,489,182.34          USD 64,699,765.37          EUR 52,483,725.76
Principal Redraws from outstanding mortgage loans              (11,299,725.42)         (USD 8,079,303.68)          EUR 6,553,840.74
Recoveries from previously charged off mortgage loans                    0.00                   USD 0.00                   EUR 0.00
Other                                                                    0.00                   USD 0.00                   EUR 0.00
Less:  Principal Draws for Interest Waterfall                            0.00                   USD 0.00                   EUR 0.00
Plus:  Reimbursement of Principal Draws
   from Interest Waterfall                                               0.00                   USD 0.00                   EUR 0.00
                                                           ------------------           ------------------        ------------------
Net proceeds available for Principal Waterfall              AUD 79,189,456.92           USD 56,620,461.70         EUR 45,929,885.01
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
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OUTSTANDING SHORTFALLS AND CHARGEOFFS            Current        Since           Current       Since          Current         Since
                                                 Period       Inception         Period      Inception        Period        Inception
                                                 ------       ---------         ------      ---------        ------        ---------

Principal Draws for Interest Waterfall          AUD 0.00       AUD 0.00        USD 0.00      USD 0.00        EUR 0.00       EUR 0.00
Class A-1 Interest Shortfall                        0.00           0.00            0.00          0.00            0.00           0.00
Accrued Interest on Class A-1 Interest
  Shortfall                                         0.00           0.00            0.00          0.00            0.00           0.00
Class A-2 Interest Shortfall                        0.00           0.00            0.00          0.00            0.00           0.00
Accrued Interest on Class A-2 Interest
  Shortfall                                         0.00           0.00            0.00          0.00            0.00           0.00
Class A-3 Interest Shortfall                        0.00           0.00            0.00          0.00            0.00           0.00
Accrued Interest on Class A-3 Interest
  Shortfall                                         0.00           0.00            0.00          0.00            0.00           0.00
Carry Over Class A-1 Charge Offs                    0.00           0.00            0.00          0.00            0.00           0.00
Carry Over Class A-2 Charge Offs                    0.00           0.00            0.00          0.00            0.00           0.00
Carry Over Class A-3 Charge Offs                    0.00           0.00            0.00          0.00            0.00           0.00
Undistributed Principal Collections                 0.00           0.00            0.00          0.00            0.00           0.00
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
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CASH COLLATERAL ACCOUNT                                             AUD                           USD                            EUR
                                                       ----------------              ----------------               ----------------

Beginning Cash Collateral Account Balance              AUD 4,865,300.00              USD 3,478,689.50               EUR 2,821,874.00
+Interest Earned on Cash Collateral Account                   44,895.90                     32,100.57                  EUR 26,039.62
+Deposit from Interest Collections Waterfall                       0.00                          0.00                       EUR 0.00
-Current Period's Cash Collateral Account Draws              234,009.56                          0.00                 EUR 135,725.54
-Current Period's Release to cash collateral provider         44,895.90                     32,100.57                  EUR 26,039.62
                                                       ----------------              ----------------               ----------------
Ending Cash Collateral Account Balance                 AUD 4,631,290.44              USD 3,478,689.50               EUR 2,686,148.46
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Required Cash Collateral Account Balance               AUD 4,433,315.63              USD 3,169,820.68               EUR 2,571,323.07
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--------------------------------------------------------------------------------
DELINQUENCY INFORMATION                    Percentage       Loan
                               # of Loans     of Pool      Balance    % of Pool
                               ----------  ----------   ------------  ---------

31-60 Days                             17       0.13%   3,164,064.69      0.18%
61-90 Days                              3       0.02%     537,905.88      0.03%
90+ Days (excluding Loans in
   Foreclosures)                        4       0.03%     547,964.29      0.03%
Loans in Foreclosure                    0       0.00%            -        0.00%
-----------------------------------------  ----------   ------------     ------
Total                                  24       0.19%   4,249,934.86      0.24%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LOSS INFORMATION                                  AUD           USD        EUR
                                             --------     ---------       ----
Cumulative Loss since Inception Before      AUD 0.00        USD 0.00      0.00
   Mortgage Insurance

Cumulative Loss since Inception After           0.00            0.00      0.00
   Mortgage Insurance
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PREPAYMENT INFORMATION                          Three Month
                                                        CPR           Life
                                                -----------          ------
                                                     14,74%          15.83%
--------------------------------------------------------------------------------


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